Other current liabilities	12 Months Ended
Dec. 31, 2025
Other current liabilities
Other current liabilities

20. Other current liabilities

The following table provides an overview of the other current liabilities.

	For the year ended
	December 31
(In thousands of €)	2025	2024
Trade payables	7,628	5,952
Payroll-related liabilities	2,370	1,923
Social tax payables	266	177
Other current liabilities	2	—
Total trade and other payables	10,266	8,052
Deferred income	1,461	801
Accrued charges	87	—
Total deferred income and accrued charges	1,548	801
Total other current liabilities	11,814	8,853

The increase in trade payables is primarily due to the nature and timing of contracted activities certain clinical and non-clinical milestones (AGMB-129 and AGMB-447) were achieved and invoiced close to year-end, together with invoices of professional service providers for offering costs that were incurred for the initial public offering on February 6, 2026 (see note 26).

The advancement of several projects during the period has resulted in an increased need for recruitment, leading to a corresponding rise in payroll-related liabilities as at the reporting date. Deferred income relates to outstanding receivables for VLAIO grants provided by the Flemish government (see section 2.2.10.1 above). The grant matches the period of recognition of the related R&D expenses. Refer to note 16 for the related deferral of these expenses.